Exhibit 23.2


                                    CONSENT OF INDEPENDENT AUDITORS
                                    -------------------------------



Board of Directors
Creative Host Services, Inc.
San Diego, California

We consent to the incorporation by reference in Registration Statement No. 333-102869 on Form S-3 and Registration Statement 333-90630 on Form S-8 of Creative Host Services, Inc. of our Independent Auditors Report dated March 15, 2002, appearing in this Annual Report on Form 10-KSB of Creative Host Services, Inc. for the year ended December 31, 2002.





/s/  Stonefield  Josephson,  Inc.

Santa Monica, California
April 11, 2003